UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

OSIRIS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000141782_1 R1.0.0.11699 OSIRIS THERAPEUTICS, INC. Annual Meeting June 11, 2012 June 11, 2012 1:00 PM EDT April 23, 2012 Osiris Therapeutics, Inc. Corporate Offices 7015 Albert Einstein Drive Columbia, MD 21046-1707 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX 0000141782_2 R1.0.0.11699 1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2012 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000141782_3 R1.0.0.11699 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Peter Friedli The Board of Directors recommends you vote FOR the following proposal(s): 2 Proposal to approve the amendment to our Amended and Restated 2006 Omnibus Plan and to re-aprove the Amended and Restated 2006 Omnibus Plan, including for purposes of Section 162(m) of the Internal Revenue Code of 1986. 3 Proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000141782_4 R1.0.0.11699

OSIRIS THERAPEUTICS, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF OSIRIS THERAPEUTICS, INC.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2012 Annual Meeting of Stockholders and Proxy Statement dated April 27, 2012, in connection with the 2012 Annual Meeting of Stockholders of Osiris Therapeutics, Inc. to be held at 1:00 p.m., EDT, on Monday, June 11, 2012 at the offices of Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046, and hereby appoints C. Randal Mills and Philip R. Jacoby, Jr., and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution in each, to appear for and vote all shares of the Common Stock of OSIRIS THERAPEUTICS, INC. registered in the name provided herein which the undersigned is entitled to vote, at the 2012 Annual Meeting of Stockholders, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as indicated below hereof on the proposals set forth in said Proxy.

SEE BELOW FOR ALL PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes. Please mark, date and return this card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET .

☒                Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.              Election of one Class III Director (or if the nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term and until his successor is duly elected and qualified.

Nominee:	Peter Friedli

FOR THE NOMINEE	☐

WITHHOLD AUTHORITY FOR THE NOMINEE	☐

TO VOTE “FOR THE NOMINEE” OR TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE MARK THE APPROPRIATE BOX ABOVE.

2.              Proposal to approve the amendment to our Amended and Restated 2006 Omnibus Plan and to re-approve the Amended and Restated 2006 Omnibus Plan including for purposes of Section 162(m) of the Internal Revenue Code of 1986.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.              Proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

FOR	AGAINST	ABSTAIN

☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be voted FOR THE NOMINEE in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature:	Date:

Signature:	Date:

NOTE: Please insert date and sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or officer or other authorized person on behalf of a corporation or other entity, or in another representative capacity, please give full title as such under signature(s).

Voting Instructions

You may vote your proxy in the following ways:

•                  Via Internet:

•   Login to http://www.pstvote.com/osiris2012

•   Enter your control number (12 digit number located below)

•                  Via Mail:

Philadelphia Stock Transfer, Inc.

2320 Haverford Rd., Suite 230

Ardmore, PA 19003

CONTROL NUMBER